COMMITMENTS, CONTINGENCIES AND GUARANTEES	12 Months Ended
Dec. 31, 2024
Commitments and Contingencies Disclosure [Abstract]
COMMITMENTS, CONTINGENCIES AND GUARANTEES	COMMITMENTS, CONTINGENCIES AND GUARANTEES
Commitments
TC Energy and its affiliates have long-term natural gas transportation and natural gas purchase arrangements as well as other purchase obligations, all of which are transacted at market prices and in the normal course of business. Purchases under these contracts in 2024 were $347 million (2023 – $335 million; 2022 – $314 million).
The Company has entered into PPAs with solar and wind-power generating facilities ranging from 2025 to 2038 that require the purchase of generated energy and associated environmental attributes. At December 31, 2024, the total planned capacity secured under the PPAs is approximately 750 MW with the generation subject to operating availability and capacity factors. These PPAs do not meet the definition of a lease or derivative. Future payments and their timing cannot be reasonably estimated as they are dependent on when certain underlying facilities are placed into service and the amount of energy generated. Certain of these purchase commitments have offsetting sale PPAs for all or a portion of the related output from the facility.
Capital expenditure commitments include obligations related to the construction of growth projects and are based on the projects proceeding as planned. Changes to these projects, including cancellation, would reduce or possibly eliminate these commitments as a result of cost mitigation efforts. At December 31, 2024, TC Energy had approximately $1.1 billion of capital expenditure commitments, primarily consisting of:
•$0.4 billion for its U.S. natural gas pipelines, primarily related to construction costs associated with ANR and other pipeline projects
•$0.3 billion for its Canadian natural gas pipelines related to construction costs associated with the Valhalla North and Berland River projects.
Contingencies
TC Energy is subject to laws and regulations governing environmental quality and pollution control. At December 31, 2024, the Company had accrued approximately $8 million (2023 – $19 million) related to operating facilities, which represents the present value of the estimated future amount it expects to spend to remediate the sites. However, additional liabilities may be incurred as assessments take place and remediation efforts continue.
TC Energy and its subsidiaries are subject to various legal proceedings, arbitrations and actions arising in the normal course of business. The Company assesses all legal matters on an ongoing basis, including those of its equity investments, to determine if they meet the requirements for disclosure or accrual of a contingent loss. With the potential exception of the matters discussed below, it is the opinion of management that the ultimate resolution of such proceedings and actions will not have a material impact on the Company's consolidated financial position or results of operations. The claims discussed below are material and there is a reasonable possibility of loss; however, they have not been assessed as probable and a reasonable estimate of loss cannot be made.
Coastal GasLink LP
Coastal GasLink LP is in dispute with a number of contractors related to construction of the Coastal GasLink pipeline. Material legal matters pertaining to Coastal GasLink are summarized as follows:
Pacific Atlantic Pipeline Construction Ltd.
Coastal GasLink LP is in arbitration with one of its previous prime contractors, Pacific Atlantic Pipeline Construction Ltd. (PAPC). Coastal GasLink LP terminated its contract with PAPC for cause, due to the failure of PAPC to complete work as scheduled and made a demand on the parental guarantee for payment of the guaranteed obligations. Following Coastal GasLink LP’s demand on the guarantee, in August 2022, PAPC initiated arbitration. As of December 31, 2024, PAPC purports to seek at least $460 million in damages for wrongful termination for cause, termination damages and payments alleged to be outstanding. Coastal GasLink LP disputes the merits of PAPC’s claims and has counterclaimed against PAPC and its parent company and guarantor, Bonatti S.p.A., citing delays and failures by PAPC to perform and manage work in accordance with the terms of its contract. Coastal GasLink LP estimates its damages to be $1.3 billion. PAPC and Bonatti S.p.A. dispute Coastal GasLink LP's claims and assert that Coastal GasLink LP's damages, if any, are subject to a contractual limit of approximately $220 million. The hearing previously scheduled to commence in November 2024 has now been rescheduled to third quarter 2025. At December 31, 2024, the final outcome of this matter cannot be reasonably estimated.
Separately, Coastal GasLink LP has drawn on a $117 million irrevocable standby letter of credit (LOC) provided by PAPC based on a bona fide belief that Coastal GasLink LP’s damages are in excess of the face value of the LOC. PAPC applied for an injunction restraining Coastal GasLink LP from drawing on the LOC pending the completion of the arbitration between Coastal GasLink LP, PAPC and Bonatti S.p.A., but was unsuccessful. Coastal GasLink LP is now able to use the recovered LOC funds. PAPC and Bonatti S.p.A. have amended their original claims to seek additional damages in relation to the draw on the LOC. The amount claimed has not been articulated beyond the $117 million. The parties have agreed that the issue of damages arising from Coastal GasLink LP's draw on the LOC will be determined, if necessary, at a date subsequent to the arbitration hearing noted above.
Macro Spiecapag Coastal GasLink Joint Venture
Coastal GasLink LP is in arbitration with its former prime contractor, Macro Spiecapag Coastal GasLink Joint Venture (MSJV). In May 2021, Coastal GasLink LP terminated a portion of the work under its contract with MSJV. MSJV continued as prime contractor for the remaining portion of the work; however, it did not complete the remaining work as scheduled. Coastal GasLink LP claims damages in the approximate amount of $560 million for delay, owner indirect costs, contractor replacement costs and repayment of payments made on a without prejudice basis. MSJV has counterclaimed against Coastal GasLink LP for damages for wrongful termination and outstanding costs in the approximate amount of $480 million. An arbitration schedule is expected to be established in second quarter 2025. At December 31, 2024, the final outcome of this matter cannot be reasonably estimated.
2016 Columbia Pipeline Acquisition Lawsuit
In 2023, the Delaware Chancery Court (the Court) issued its decision in the class action lawsuit commenced by former shareholders of Columbia Pipeline Group Inc. (CPG) related to the acquisition of CPG by TC Energy in 2016. The Court found that the former CPG executives breached their fiduciary duties, that the former CPG Board breached its duty of care in overseeing the sale process and that TC Energy aided and abetted those breaches.
On May 15, 2024, the Court allocated responsibility for the total sale process damages of US$398 million in the amount of 50 per cent to the former Columbia CEO and CFO, collectively, and 50 per cent to TC Energy. Pursuant to the Final Order and Judgment (Final Judgment), TC Energy’s allocated share of the sale process claim damages is US$199 million, plus US$153 million in interest as of June 14, 2024. The Court also entered judgment related to a disclosure claim for which TC Energy’s allocated share of damages is US$84 million, plus US$64 million in interest as of June 14, 2024. The damages for the two claims are not cumulative and TC Energy would only be required to pay the greater of the sale process damages and disclosure claim damages after final determination of those amounts on appeal, including any additional interest assessed to the date of payment.
TC Energy disagrees with many of the Court’s findings and believes the Court’s ruling departs from established Delaware law. TC Energy has filed a notice of appeal, which is scheduled to be heard by the Delaware Supreme Court on March 12, 2025. A final decision is expected in mid-2025. During the appeal process, in lieu of paying the judgment, TC Energy posted an appeal bond in the amount of US$380 million, which approximates the amount of the Final Judgment plus nine months of post-judgment interest. The Company’s legal assessment is that it is not probable that TC Energy will incur a loss upon completion of the appeal process, and therefore, the Company has not accrued a provision for this claim at December 31, 2024.
Guarantees
TC Energy and its partner on the Sur de Texas pipeline, IEnova, have jointly guaranteed the financial performance of the entity which owns the pipeline. Such agreements include a guarantee and a letter of credit which are primarily related to the delivery of natural gas.
TC Energy and its joint venture partner on Bruce Power, BPC Generation Infrastructure Trust, have each severally guaranteed certain contingent financial obligations of Bruce Power related to a lease agreement and contractor and supplier services.
The Company and its partners in certain other jointly-owned entities have either: i) jointly and severally; ii) jointly or             iii) severally guaranteed the financial performance of these entities. Such agreements include guarantees and letters of credit which are primarily related to delivery of natural gas. For certain of these entities, any payments made by TC Energy under these guarantees in excess of its ownership interest are to be reimbursed by its partners.
The carrying value of these guarantees has been recorded in Other long-term liabilities on the Consolidated balance sheet. Information regarding the Company’s guarantees were as follows:

at December 31		2024		2023
	Term	Potential Exposure[1]	Carrying Value	Potential Exposure[1]	Carrying Value
(millions of Canadian $)

Sur de Texas	Renewable to 2053	93	—	97	—
Bruce Power	Renewable to 2065	88	—	88	—
Other jointly-owned entities	to 2032	59	1	24	1
		240	1	209	1
1TC Energy's share of the potential estimated current or contingent exposure.